SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 17, 1997


                        PHOENIX INFORMATION SYSTEMS CORP.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-26532                13-3337797
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)




100 Second Avenue South, Suite 1100, St. Petersburg Florida            33701
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(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code  (813) 894-8021
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On November 20, 1996, the Registrant re-elected its auditor, Coopers & Lybrand L.L.P. ("Coopers & Lybrand"). On January 17, 1997, Coopers & Lybrand notified the Registrant that the client-auditor relationship between the Registrant and Coopers & Lybrand had ceased.

         There were no disagreements between Coopers & Lybrand and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Registrant hereby reiterates, as required by the Form 8-K rules, the previously disclosed fact that Coopers & Lybrand rendered an opinion, for the year ended March 31, 1996, that there was substantial doubt as to the Registrant's ability to continue as a going concern. However, neither Coopers & Lybrand nor the Registrant has cited this or any other reason for the cessation of the client-auditor relationship.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


            (c)      Exhibits.

            Exhibit No.               Description of Exhibit
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            16                        Letter from Coopers & Lybrand L.L.P. to
                                      the Securities and Exchange Commission




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Phoenix Information Systems Corp.
                                             ---------------------------------
                                                        (Registrant)



Date  January 27, 1997                       By /s/ Leonard S. Ostfeld
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                                                      (Signature)


                                                Leonard S. Ostfeld, V.P., CFO
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                                                (Print the name and title of the
                                                signing officer)

                                  EXHIBIT INDEX


Exhibit No.                         Description Of Exhibit
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16                                  Letter from Coopers & Lybrand L.L.P. to
                                    the Securities and Exchange Commission